SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (date of earliest
                                event reported):
                               September 16, 2003

                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                1-9466 13-3216325
           (Commission File Number) (IRS Employer Identification No.)

                               745 Seventh Avenue
                               New York, NY    10019
                        (Address of principal (Zip Code)
                               executive offices)

                         Registrant's telephone number,
                              including area code:

                                 (212) 526-7000

Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

         The following Exhibit is incorporated by reference into Registration Statement on Form S-3 No. 333-60474 as an exhibit thereto and is filed as part of this Report.

4.01 Form of senior debt security--Global Security representing the Registrant's Medium-Term Notes, Series G, Performance Linked to the Value of a Common Stock, a Stock Index, a Basket of Common Stocks or a Basket of Stock Indices (filed herewith). This form supersedes the form of senior debt security--Global Security representing the Registrant's Medium-Term Notes, Series G, Performance Linked to the Value of a Common Stock, a Stock Index, a Basket of Common Stocks or a Basket of Stock Indices incorporated in the Registration Statement on Form S-3 No. 333-60474 included in the Current Report on Form 8-K filed on August 27, 2003 as Exhibit 4.01 thereto.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 LEHMAN BROTHERS HOLDINGS INC.
                                                         (Registrant)



Date:    September 16, 2003                      By: /s/ Karen Corrigan
                                                 -------------------------------
                                                    Karen Corrigan
                                                    Vice President

                                  EXHIBIT INDEX



Exhibit No.       Exhibit

4.01 Form of senior debt security--Global Security representing the Registrant's Medium-Term Notes, Series G, Performance Linked to the Value of a Common Stock, a Stock Index, a Basket of Common Stocks or a Basket of Stock Indices (filed herewith). This form supersedes the form of senior debt security--Global Security representing the Registrant's Medium-Term Notes, Series G, Performance Linked to the Value of a Common Stock, a Stock Index, a Basket of Common Stocks or a Basket of Stock Indices incorporated in the Registration Statement on Form S-3 No. 333-60474 included in the Current Report on Form 8-K filed on August 27, 2003 as Exhibit 4.01 thereto.